Exhibit 99.1 February 10, 2020

Forward Looking Statements THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. ALL STATEMENTS IN THIS PRESENTATION, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF FEDERAL SECURITIES LAWS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “STRATEGY,” “DESIGNED,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “TARGET,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. AS USED IN THIS PRESENTATION, “FIRST-IN- CATEGORY” IS A FORWARD-LOOKING STATEMENT REGARDING MARKET POTENTIAL OF A PRODUCT CANDIDATE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE DARÉ’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION RISKS AND UNCERTAINTIES RELATING TO: THE OUTCOME OR SUCCESS OF CLINICAL TRIALS; DARÉ’S ABILITY TO RAISE ADDITIONAL CAPITAL AS NEEDED; DARÉ’S ABILITY TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP PRODUCT CANDIDATES ON THE TIMELINES SET FORTH HEREIN; AND OTHER RISK FACTORS DESCRIBED IN DARÉ’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE CURRENT ONLY AS OF THE DATE HEREOF AND DARÉ DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. 2

Partnering is key to our value creation strategy. We in-license products that meet a strict profile and drive commercial optionality (launch, partner or co-promote): • Product candidates that are commercially viable and attractive to strategic partners • Candidates that have a data package including a proof-of-concept and/or the ability to leverage a 505(b)(2) regulatory pathway • Candidates with the potential to be first-in-category that address persistent unmet needs in women’s health • The ability to deliver products in a more personalized way for women 3

ADVANCING PRODUCTS **WOMEN WANT**

PRE-CLINICAL | PHASE 1 | PHASE 2 | PHASE 3 | REGULATORY FILING

Product	Stage / Milestone	Description
DARE-BV1^ Bacterial Vaginosis	Phase 3 - 2020	**Potential First-line Option for Bacterial Vaginosis (BV)** Bio-adhesive gel, clindamycin 2%
Ovaprene® Hormone-Free, Monthly Contraception Commercial License Agmt (U.S.): BAYER	Pivotal Study Start - 2H 2020	**First-in-category Hormone-Free, Monthly Contraception** Barrier IVR, ferrous gluconate for multiple weeks of contraceptive protection. Self-administered.
Sildenafil Cream, 3.6%^ Female Sexual Arousal Disorder	Phase 2b Commence - 2020	**First-in-category for Treatment of Female Sexual Arousal Disorder** Topical Cream, same active ingredient as Viagra®
DARE-HRT1^‡ Hormone Replacement Therapy	Phase 1 - 2020	**First-in-category Sustained-Release Hormone Replacement Therapy** IVR, combination bio-identical estradiol + bio-identical progesterone
DARE-VVA1^ Vulvar and Vaginal Atrophy (HR+ Breast Cancer Population)	Phase 1 Preparations - 2020	**First-in-category Treatment for VVA for ER/PR+ Breast Cancer Patients** Proprietary formulation of tamoxifen for vaginal administration in patients with hormone-receptor positive (HR+) breast cancer.
DARE-FRT1^ Pregnancy Maintenance (PTB & ART)	Phase 1 Preparations - 2020	**First-in-category Sustained Release Progesterone for Pregnancy Maintenance** IVR, bio-identical progesterone for the prevention of preterm birth and for fertility support as part of an IVF treatment plan.
Microchips User-Controlled, Long-Acting Reversible Contraception	Pre-clinical	**First-in-category, User-Controlled, Long-Acting, Reversible Contraceptive (UC-LARC)** A novel integrated drug/device technological approach to long-acting, reversible contraception.
ORB 204/214^ 6 & 12 Month Injectable Contraception	Pre-clinical	**First-in-category 6 & 12 Month Injectable Contraception** A potential new injectable contraceptive that is designed to provide discreet, noninvasive, longer-acting reversible protection.
DARE-RH1 Non-Hormonal Male and Female Contraceptive Target	Pre-clinical	**First-in-category Male or Female Contraceptive Target** A novel approach to male and female contraception.

Timeline reflects management's current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. "First-in-category" statements are forward-looking statements relating to market potential of Daré's product candidates based on currently available, FDA-approved therapies.

^505(b)(2) regulatory pathway anticipated

‡DARE-HRT1 Phase 1 study to be conducted in Australia by Daré subsidiary

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Portfolio Timeline Overview 2020 2021 2022 2023 2024 DARE-BV1^ U.S. Phase 3 Program Bacterial Vaginosis Regulatory Review Ovaprene® PCT Study IDE & Pivotal Pivotal Clinical Study U.S. Contraception Completed Preparation Regulatory Review CDRH / Device Lead Sildenafil Cream, 3.6%^ Phase 3 Program U.S. Phase 2b Program Regulatory Review FSAD Two Phase 3 Trials Timeline reflects management’s current estimates and constitutes a forward-looking statement subject to qualifications noted elsewhere in this presentation. Actual development timelines may be substantially longer, and Daré is under no obligation to update or review these estimates. ^505(b)(2) regulatory pathway anticipated.

DARE-BV1 Clindamycin 2% gel for Bacterial Vaginosis

OUR PIPELINE: DARE-BV1

Successful Proof of Concept

- Vaginal application of DARE-BV1 (clindamycin phosphate 2%) demonstrated effectiveness against BV in a proof-of-concept investigator-initiated study in women (n=30):[1]
- 86% of evaluable subjects met clinical cure endpoint at Test-of-Cure visit after single dose administered
- Favorable efficacy profile over currently approved treatments

505(b)(2) Regulatory Pathway

- QIDP Designation
  - Five-year exclusivity extension added to any exclusivity for which a QIDP qualifies upon FDA approval.
  - Eligible for Fast Track designation and Priority Review.
- Single Phase 3 clinical trial planned to support New Drug Application (NDA) for FDA approval – topline data anticipated by end of 2020.

Attractive Market Opportunity

- BV is the most common vaginal infection in women ages 15-44 [2]
- U.S. prevalence estimated to be ~21 million among women ages 14-49 [2]
- Approved prescription drugs have less than optimal clinical cure rates (37-68%) [3]
- Opportunity for significant upside and market expansion

Patent Coverage

- Patents covering the licensed technology have been granted with terms through 2028
- Additional patents pending would have terms through 2035

1. Data on file
2. https://www.cdc.gov/std/bv/stats.htm
3. BV Product Data: http://www.clindesse.com/pdf/PI.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf

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OUR PIPELINE: DARE-BV1

DARE-BV1 Proof of Concept – Clinical Trial Design

Study Objective: Study the Efficacy and Safety of DARE-BV1 in the Treatment of Bacterial Vaginosis (n = 30)*

Day 1
Baseline Visit

- Single dose administered

Tests Performed:
- Physiological symptoms
- pH
- Saline "wet mount"
- 10% KOH "whiff test"
- Urine pregnancy (if needed)

Day 7 - 14
Test-of-Cure Visit

- Patients questioned regarding comfort level & re-examined

Tests Performed:
- Physiological symptoms
- pH
- Saline "wet mount"
- 10% KOH "whiff test"
- Urine pregnancy (if needed)

Day 21 - 30
Continued Clinical Response Visit

- Patients questioned regarding experience & re-examined

Tests Performed:
- Physiological symptoms
- pH
- Saline "wet mount"
- 10% KOH "whiff test"
- Urine pregnancy (if needed)

- Eligibility: Female subjects 18 years or older with confirmed clinical diagnosis of BV
- Primary Endpoint: Clinical Cure at Test-of-Cure visit (defined as resolution of clinical findings from baseline visit)
- Secondary Endpoints: Proportion of patients with therapeutic and bacteriologic cures[1,2]
- Safety: Patients were questioned about their comfort level and adverse reactions they experienced

*Investigator Initiated Proof of Principle Study Design

1. Therapeutic cure was a composite endpoint, which required both clinical cure (defined as resolution of all 4 Amsel criteria) and bacteriologic cure (Nugent score < 4). Bacteriologic cure required a Nugent score < 4.
2. Amsel & Gram Stain Criteria: https://www.cdc.gov/std/tg2015/bv.htm

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OUR PIPELINE: DARE-BV1

DARE-BV1 Proof of Concept - Trial Results

A single dose of DARE-BV1 demonstrated **high clinical cure rate** compared to FDA-approved products[1]

Product		Clinical (Amsel) Cure	Bacteriologic (Nugent) Cure	Therapeutic Cure
DARE-BV1	novel gel (clindamycin)	**86%**	**57%***	**57%***
Solosec®[2]	(secnidazole 2g oral granules)	53-68%	40-46%	35-40%
Clindesse®[3]	clindamycin phosphate Vaginal Cream, 2%	41-64%	45-57%	30-42%
Metronidazole gel, 1.3% [4]		37%	20%	17%

* Based on data from 7 evaluable patients

- 28 of 30 women completed the study
- Test-of-Cure Visit (Day 7 – 14)
  - 24 of 28 (86%) women achieved clinical cure based on Amsel criteria
  - 4 of 7 (57%) women had bacteriologic cure and 4 of 7 (57%) had therapeutic cure
- Continued clinical response visit (Day 21 – 30)
  - 22 of 24 (92%) women showed continued clinical cure
  - 7 of 9 women had bacteriologic cure and 6 of 9 had therapeutic cure

1. No clinical studies have been conducted to evaluate the efficacy of DARE-BV1 compared to any FDA-approved products. The cure rates presented for the products identified are based on information provided in the product's label.
2. https://dailymed.nlm.nih.gov/dailymed/fda/fdaDrugXsl.cfm?setid=551e43d5-f700-4d6e-8029-026f8a8932ff&type=display. Cure rate range reflects low and high cure rates across multiple studies.
3. http://www.clindesse.com/pdf/PI.pdf. Cure rate range reflects low and high cure rates across multiple studies
4. http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf

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OUR PIPELINE: DARE-BV1

DARE-BV1-001: Phase 3 Clinical Study Design*

- N = ~220 (age 12 and above)
- Duration = ~30 days per subject
- Diagnosis = Bacterial vaginosis

Study Objectives:

- Primary endpoint: Clinical Cure at Day 21-30 Visit
- Secondary endpoints:
  - Proportion of subjects with Clinical Cure at Day 7-14 Visit
  - Proportion of subjects with Bacteriological Cure at Day 7-14 and Day 21-30 Visits.
  - Proportion of subjects with Therapeutic Cure at Day 7-14 and Day 21-30 Visits.

Definitions:

- Clinical Cure:
  - Return to normal physiological discharge as confirmed by the investigator;
  - Negative 10% KOH "whiff test";
  - Clue cells < 20% of the total epithelial cells in the saline wet mount.
- Bacteriological Cure: a Nugent score < 4.
- Therapeutic Cure: both a Clinical Cure and Bacteriological Cure.


Phase 3 Clinical Study Design
Day 1
Baseline Visit
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
DARE-BV1
2 to 1 Randomization
Placebo
Day 7 – 14
Secondary Endpoint
(Test-of-Cure Visit)
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
• Nugent score
Day 21 – 30
Primary Endpoint
(Test-of-Cure Visit)
Tests Performed:
• Signs & symptoms
• pH
• Saline "wet mount"
• 10% KOH "whiff test"
• Nugent score

- Anticipated aggregate costs of program through NDA filing, including Phase 3, nonclinical studies, manufacturing activities, and NDA filing, anticipated to be less than $10 million.

darébio

Ovaprene® Hormone-Free, Monthly Contraceptive 1 The global contraceptive category is expected to reach $33 billion by 2023 1. https://www.globenewswire.com/news-release/2017/04/06/955073/0/en/Contraceptives-Market-worth-33bn-by-2023-Global-Market-Insights-Inc.html

MOVE THE FIELD FORWARD

Advances in hormone products have largely focused on reducing the hormone dosage, adjusting or extending the duration of protection and optimizing methods of administration.


Mirena
[1]


Lo Loestrin Fe
(norethindrone acetate and ethinyl estradiol tablets, ethinyl estradiol tablets and ferrous fumarate tablets)
1 mg/10 mcg and 10 mcg
[2]


How to use NuvaRing
[3]

Reduction of hormones and convenient product forms are driving new innovation

- Mirena® Product Family
  - Physician inserted, long-acting.
  - Low/locally delivered hormone IUS.
  - 2018 worldwide sales: $1.14 billion (Bayer)[1]
- Lo Loestrin®
  - Pregnancy prevention with the lowest amount of daily estrogen (10 micrograms) available.
  - 2018 US sales: $527 million (Allergan)[2]
- NuvaRing®
  - Monthly, convenient vaginal ring product form.
  - 2018 worldwide sales: $902 million (Merck)[3]

1. https://www.bayer.com/en/bayer-annual-report-2018.pdfx. Includes sales for Mirena®, Kyleena® and Jaydess® / Skyla®
2. https://www.allergan.com/investors/news/thomson-reuters/allergan-reports-fourth-quarter-and-full-year-2018
3. https://investors.merck.com/news/press-release-details/2019/Merck-Announces-Fourth-Quarter-and-Full-Year-2018-Financial-Results/default.aspx

All trademarks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

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Women’s Preferences 1. Effective Pregnancy Prevention 2. Convenient Product Forms • Independent surveys revealed that the vaginal ring has many of the features women deemed extremely important.1 3. Method Mix • >70% of women who practice contraception currently use non-coital (not in the moment) methods.2 4. Less Hormones • A majority of women prefer a monthly option with a lower hormone dose than the pill.3 1. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 13 2. https://www.guttmacher.org/fact-sheet/contraceptive-use-united-states 3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963

Missing from the product mix are monthly, hormone-free alternatives that are effective and easy to use 1 Least Effective Methods Hormone Free Product Landscape Marketed or in development 1,2 Spermicides / Vaginal Gels Effectiveness (72% Typical Use) Woman controlled Used “in the moment” Condoms Effectiveness (82% Typical Use) Not woman controlled Used “in the moment” Diaphragms Effectiveness (88% Typical Use) Woman controlled Used “in the moment” Long-acting IUD Effectiveness (99% Typical Use) Not woman controlled Most Effective Methods Physician inserted 14 1. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011. 2. http://www.contraceptivetechnology.org/wp-content/uploads/2013/09/CTFailureTable.pdf

OUR PIPELINE: OVAPRENE®

Ovaprene® Hormone-Free, Monthly Vaginal Contraceptive

Successful postcoital test (PCT) Study using Predictive Contraceptive Endpoint

- The PCT Clinical Study Met its Primary Endpoint
- Specifically, in 100% of women and cycles, an average of less than five (< 5) progressively motile sperm (PMS) per high power field (HPF) were present in the midcycle cervical mucus collected two to three hours after intercourse with Ovaprene in place – results consistent with other highly effective methods.*

CDRH (Device) Lead Review Division

- Single pivotal clinical trial planned to support application for FDA approval

Attractive Market Opportunity

- >$6 billion in US Rx sales of contraceptive products (2016).[2]
- 40 million women of reproductive age currently use a contraceptive method.[3]

Patent Coverage

- Patents covering the licensed technology have been granted with terms through 3Q 2028
- Opportunity for Patent Term Extension (PTE) and potential new patents

Physical Barrier[1]

Three-dimensional, knitted polymer barrier



Spermiostatic Environment[1]

Contraceptive-loaded silicone ring releasing non-hormonal active Ferrous gluconate

* In PCT studies of similar size, products (diaphragms) with no motile sperm in the cervical mucus during their PCT assessments demonstrated "typical use" contraceptive effectiveness of 86-91% in pivotal contraceptive studies evaluating pregnancy rates over six-month period.

1. Journal of Reproductive Medicine 2009; 54: 685-690
2. IMS NSP through Dec 2016
3. www.guttmacher.org, contraceptive fact sheet

15 darébio

OUR PIPELINE: OVAPRENE®

U.S. Regulatory Strategy*

Premarket approval (PMA) with the Center for Devices and Radiological Health (CDRH) as lead review division

Step 1 (Completed)

- PCT Study - Completed 4Q 2019
- Subjects evaluated over the course of five menstrual cycles. Each woman's cervical mucus was examined at several points during the study:
  - Cycle 1 - Baseline (excludes the use of any product)
  - Cycle 2 - Use of a barrier method (diaphragm)
  - Cycles 3,4 and 5 - Ovaprene vaginal ring
- Assess progressively motile sperm (PMS) per high powered field (HPF) in the cervical mucus, post coitus (primary endpoint <5 PMS per HPF).
- Safety assessments, PK, acceptability, fit, and ease of use.

The PCT Clinical Study Met its Primary Endpoint

Ovaprene prevented the requisite number of sperm from reaching the cervix across all women and all cycles evaluated.

- Specifically, in 100% of women and cycles, an average of less than five (< 5) PMS per HPF were present in the midcycle cervical mucus collected two to three hours after intercourse with Ovaprene in place.
- Women enrolled in the study who completed at least one Ovaprene PCT (N=26) had a mean of 27.21 PMS/HPF in their baseline cycle (without any contraceptive device), a mean of 0.22 PMS/HPF in their diaphragm cycle (in the presence of an FDA-cleared diaphragm with spermicide), and a mean of 0.48 PMS/HPF in their Ovaprene PCT cycles (in the presence of the Ovaprene device), with a median of zero PMS.

	Mean Progressively Motile Sperm	Median Progressively Motile Sperm	Standard Deviation	Interquartile Range
Baseline PCT's	27.21	23.20	17.88	24.80
Ovaprene PCT's	0.48	0.00	1.18	0.10

Step 2 (Ongoing)

File investigational device exemption (IDE) - Planned for 1H 2020

- Pivotal Study - Planned for 2H 2020
  - N= ~250 completers upto12 months of use
  - Primary Endpoints: safety and efficacy (pregnancy probability)
  - Secondary Endpoints: acceptability, product fit/ease of use and assessments of vaginal health

*Anticipated regulatory pathway and timelines.

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OUR PIPELINE: OVAPRENE®

Features Desired Most in Birth Control:[1-4]	Design Features of Ovaprene:[5,6]
+ Convenience (Easy to Use & Easy to Remember)	Monthly Ring Product Form Women chose monthly rings for the convenience of a non-daily option.
+ Hormone Free	No Hormones in the API Unique dual action MOA (spermiostatic & barrier).
+ Efficacy	Expected Typical Use Effectiveness Comparable to Hormone Contraception (86% vs 91%).
+ Favorable Side Effect Profile	No Colposcopic Abnormalities No significant changes in vaginal flora. No serious adverse effects observed in prior published study.
+ Easily Manage Fertility	No Systemic Activity Inserted and removed without a provider. Immediate return to fertility.

1. https://www.urban.org/urban-wire/women-want-effective-birth-control
2. Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012
3. Hooper, DJ, Clin Drug Investig. 2010;30(11):74963
4. Ersek, J, Matern Child Health J (2011) 15:497–506
5. Journal of Reproductive Medicine 2009; 54: 685-690
6. Trussell J. Contraceptive Efficacy. In Hatcher RA, Trussell J, Nelson AL, Cates W, Kowal D, Policar M. Contraceptive Technology: Twentieth Revised Edition. New York, NY: Ardent Media, 2011.

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Sildenafil Cream, 3.6% Female Sexual Arousal Disorder (FSAD) 1 The global female sexual dysfunction treatment market is expected to grow at ~37% CAGR from 2019 - 2023 1. https://www.businesswire.com/news/home/20190628005277/en/Global-Female-Sexual-Dysfunction-Treatment-Market-2019-2023

OUR PIPELINE: SILDENAFIL CREAM, 3.6%

Successful Proof of Concept

- Sildenafil Cream, 3.6% improved genital blood flow (n=31)[1] and increased genital temperature (n=6)[2] in proof of concept studies
  - Efficacy signal observed in both pre and postmenopausal patients
  - Excellent systemic/local safety and tolerability profile

505(b)(2) Regulatory Pathway

- Ability to leverage the safety profile of sildenafil (Viagra®) for FDA submission package
- Alignment with the FDA on Phase 2b study design and novel primary endpoint PRO instruments

Attractive Market Opportunity[3]

- 33% of women in the U.S. (21 to 60 years old) experience symptoms of low or no sexual arousal
- 16% (~10m women) are considered distressed and are seeking a solution to improve their condition

Patent Coverage

- Patents covering the licensed technology have been granted with terms through 2031 (through June 2029 in the U.S.)
- No ANDA route: ANDA is not currently an option for topicals that result in low systemic uptake

1. Data on file
2. Data on file
3. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016.

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Hormone Mediated CNS Mediated PDE5 Inhibitor Vulvar-Vaginal Hypoactive Sexual Female Sexual Dyspareunia Desire Disorder Atrophy (HSDD) Arousal Disorder (FSAD) No Approved Products Of the various types of female sexual dysfunction disorders, FSAD is most analogous to erectile dysfunction (ED) in men and is characterized primarily by an inability to attain or maintain sufficient genital arousal during sexual activity that causes distress or interpersonal difficulty. Despite several approved prescription products for ED, no pharmacologic options have yet been approved by the FDA for FSAD. Sildenafil, the active ingredient in Sildenafil Cream, is marketed in an oral dosage form under the brand name Viagra® for the treatment of ED in men. With its approval of Addyi®, FDA acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. All trademarks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or 20 endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

OUR PIPELINE: SILDENAFIL CREAM, 3.6%

FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal; it is also characterized by distress or interpersonal difficulty.*

- Estimated 23-33% of women suffer from arousal disorder:
  - Meta-analysis of 95 studies from 2000-2014 indicated the prevalence of Female Sexual Dysfunction in premenopausal women worldwide is 40.9%, and difficulty with arousal alone is 23%.[1]
  - 33% of women in the U.S. age 21 to 60 (approximately 20 million women), experience symptoms of low or no sexual arousal.[2,3]
  - 10 million women are considered distressed and actively seeking treatment.[2]

*Diagnostic and Statistical Manual 4th Edition Text Revision (DSM IV TR), defines female sexual arousal disorder as a persistent or recurrent inability to attain or to maintain until completion of the sexual activity, an adequate lubrication-swelling response of sexual excitement. The diagnostic criteria also state that the inability causes marked distress or interpersonal difficulty, is not better accounted for by another Axis I disorder (except another sexual dysfunction) and is not due exclusively to the direct physiological effects of a substance (e.g., a drug of abuse, a medication) or a general medical condition.

1. McCool et al. Sex Med Rev 2016;4:197-212.
2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC.
3. Based on US Census projections for 2016.

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OUR PIPELINE: SILDENAFIL CREAM, 3.6%

Increased blood flow and clinical efficacy with oral sildenafil (Viagra®) in women:

- Statistically significant increases in Vaginal Pulse Amplitude (VPA)[1]
- Statistically significant improvement in genital stimulation (FIEI)[2]

Pfizer VPA Clinical Lab Study – Oral Viagra


Mean and Maximum VPA†
Vaginal Pulse Amplitude (mV)
7
6
5
4
3
2
1
0
P=0.093
P<0.05
Mean (Erotic)
Maximum (Erotic)
Placebo
Oral Viagra®

† Twelve healthy premenopausal women were studied.

Pfizer Clinical Field Study – Oral Viagra


Improvement on FIEI Questions†
Observed Number Improved (%)
70
60
50
40
30
20
10
0
P=0.017
P=0.015
Question 2
Question 4
Placebo
Oral Viagra®

Female Intervention Efficacy Index (FIEI)

† Question #2 – "After taking study medication, the sensation/feeling in my genital (vaginal, labia, clitoris) area during intercourse or stimulation (foreplay) seemed to be: (a) more than before, (b) less than before, or (c) unchanged". Question #4 – "After taking the study medication, intercourse and/or foreplay was: (a) pleasant and satisfying; better than before taking the study medication, (b) unpleasant; worse than before taking study medication, (c) unchanged; no difference, or (d) pleasant; but still not like it used to be or I would like it to be." 202 postmenopausal women with FSAD who had protocol specified estradiol and free testosterone concentrations, and/or were receiving estrogen and/or androgen replacement therapy were studied.

Key Takeaways of Viagra studies:

- Oral sildenafil (same active as Viagra) demonstrated statistically significant activity
- Side effects of the oral formulation led to the investigation of a new topical route of administration

1. The Enhancement of Vaginal Vasocongestion by Sildenafil in Healthy Premenopausal Women. Journal of Women's Health & Gender-Based Medicine. Vol. 11, No. 4. 2002
2. Safety and Efficacy of Sildenafil Citrate for the Treatment of FSAD: A Double-Blind, Placebo Controlled Study. The Journal of Urology. Vol 170, 2333-2338, December 2003.

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1 Phase 1 Study of SST-6007 (Sildenafil Cream, 3.6%) Sildenafil C T AUC Treatment N max max last Single Dose (ng/ml) (hr) (h*ng/ml) • Normal healthy postmenopausal women were dosed with Topical Sildenafil escalating doses of Sildenafil Cream, 3.6%, using a 20 35 mg 3.4 2.37 25.6 cross-over study design. 1 g of cream Topical Sildenafil • Topical sildenafil had significantly lower systemic 20 71 mg 3.8 2.27 30.8 exposure compared to a 50 mg oral sildenafil dose 2 g of cream Topical Sildenafil • AUC – 3-6% 19 142 mg 5.3 2.22 42.5 4 g of cream • Cmax – 1-2% • Safe and very well tolerated at clinically relevant doses (1-2g) • Favorable product characteristics as self reported by subjects • Easy to use • Readily absorbed Phase 2a Study of SST-6007 (Sildenafil Cream, 3.6%)1 • Demonstrated increased blood flow in the genital tissue compared to placebo (mean change in VPA analysis) in 31 women (pre and postmenopausal) ~30 minutes post dosing 23 1. Data on file. Sildenafil Cream, 3.6% was previously known as SST-6007.

OUR PIPELINE: SILDENAFIL CREAM, 3.6%

Positive Data - Thermography Study

"The results from the first six subjects to complete all assessments indicate the utility of thermography technology to detect statistically meaningful differences in genital temperature changes, a surrogate for genital blood flow, and support the ongoing evaluation of Sildenafil Cream as a treatment for FSAD."

Dr. Tuuli Kukkonen, C.Psych., an Associate Professor in the Department of Family Relations and Applied Nutrition at the University of Guelph in Ontario, Canada

- Thermography utilizes sensitive cameras capable of detecting and recording temperature variations over time.
    - Genital temperature changes are a surrogate for genital blood flow.
- Study Design & Methodology (N=6)[1]
    - Phase 1, single-dose, double-blind, placebo-controlled, 2-way crossover study evaluating the feasibility of using thermography to assess the pharmacodynamics of Sildenafil Cream, 3.6% in normal healthy women.
    - The study consisted of three phases, Screening Phase (Visit 1), the Double-Blind Dosing Phase (Visits 2-3) and a Safety Follow-up Phase (Phone Call).
- Findings:
    - The thermography study yielded positive findings for Sildenafil Cream, 3.6% (blue line), as shown in Figure 1.
    - Positive cognitive arousal responses were noted.
    - Significantly greater increases in genital temperature after application of Sildenafil Cream compared to placebo cream and no cream.
    - Significantly greater self-reported arousal responses reported during Sildenafil Cream visits compared to placebo cream visits.

Figure 1. Clitoral temperature change during the sexually explicit film



Sildenafil Cream
Placebo Cream
3
2.5
2
1.5
1
0.5
0
Temperature Change (C)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
Time (minutes)
Sildenafil Cream, 3.6%
Placebo Cream
No Cream

Sildenafil Cream produced a statistically significant greater linear slope during minutes 11-15 of the sexually explicit stimuli as compared to the placebo cream for the vestibule.

1. Data on file.

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darébio

Content Validity Type C Meeting Phase 2b At Home Study Completed 3Q 2019 Completed 4Q 2019 Initiation Planned 2020 • A content validity study was designed to help • Type C meeting with the FDA • The Phase 2b at-home study will allow ensure the concepts we plan to measure are completed and alignment was patients to use the investigational product the most important and relevant to our target reached on the design of the Phase and placebo in their home setting. population. 2b clinical study of Sildenafil • Primary endpoint PRO instruments to Cream, 3.6% (Sildenafil Cream), • This was a non-interventional study – measure improvement in localized genital including the patient reported participants were not asked to use or evaluate sensations of arousal and reduction in the outcome (PRO) instruments that any products. distress that women with FSAD experience. will be used to screen eligible patients with FSAD and to assess • Several exploratory efficacy endpoints will the efficacy of Sildenafil Cream in be measured in our Phase 2b study and treating FSAD. could potentially prove to be additional measurements of efficacy in a future Phase 3 program. • The Phase 2b study is designed to evaluate Sildenafil Cream versus placebo over twelve weeks of dosing following both a non-drug and placebo run-in period. 25

Hormone Mediated CNS Mediated PDE5 Inhibitor Vulvar-Vaginal Hypoactive Sexual Female Sexual Dyspareunia Desire Disorder Atrophy (HSDD) Arousal Disorder (FSAD) Sildenafil Cream, 3.6% Upon Approval With its approval of Addyi®, FDA acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. All trademarks, service marks or trade names appearing in this presentation are the property of their respective owners. Our use or display of third-party marks is not intended and does not imply a relationship with or 26 endorsement or sponsorship of Daré Bioscience, Inc. by the third-party owner.

Microchips Program User-Controlled Long Acting Reversible Contraception (UC-LARC)

How the Microchips Technology is Designed to Work Drug Storage • Individual doses are stored in micro-reservoir arrays • Reservoirs are hermetically sealed at room temperature • Thin metallic membranes over each reservoir protect drug post-sealing Drug Release • Drug doses are initiated automatically on schedule or wirelessly on- demand by patient or clinician • Reservoirs are opened via electrothermal ablation of membranes • Upon opening, interstitial fluid diffuses in and drug diffuses out 28

The Bill & Melinda Gates Foundation has strong interest in family planning. An estimated 215m women in developing countries don’t have access to contraception. Funding Grant to understand user needs and define the product concept 2013 Favorable response from Sub-Saharan Africa – Sub-dermal implant use is growing Up to $20.5m – 87% of women surveyed said they would use the proposed implant – 74% of healthcare workers said they would use the proposed implant in their practice Funding Grant to develop implant concept and technology 2014 – 2021 Currently executing a 4th supplemental grant funding to demonstrate multiple drug releases in vivo, after successfully completing additional market research and concept development in the 3rd supplemental grant funding 29

Innovative Vaginal Drug Delivery Technology Well characterized therapeutic options for innovation in Women’s Health 1

INTRAVAGINAL RING (IVR) TECHNOLOGY PLATFORM Innovation in Drug Delivery • Features of the intravaginal ring technology include: • Sustained drug delivery • Variable dosing and duration • Single or multiple drug delivery via a solid ethylene vinyl acetate polymer matrix (without the need for a membrane or reservoir to contain the active drug or control the release) • Current 505(b)(2) candidates include:1 • DARE-HRT1 • A combination bio-identical estradiol + bio-identical progesterone ring for hormone replacement therapy • DARE-FRT1 • A bio-identical progesterone ring for the prevention of preterm birth and for fertility support as part of an IVF treatment plan Daré has an exclusive, global license to novel IVR technology originally developed by Dr. Robert Langer from MIT and Dr. William Crowley from Massachusetts General Hospital and Harvard Medical School that has been further developed by Juniper Pharmaceuticals.2,3 Daré’s exclusive license covers the candidates described above, as well as additional applications of the IVR technology platform in other therapeutic areas. 1. Anticipated regulatory pathway. Daré has not had any communications with the FDA regarding the specific marketing approval requirements for DARE-HRT1 or DARE-FRT1. 31 2. http://www.ibtimes.com/robert-langer-top-mit-biomedical-engineer-father-30-companies-how-launch-successful-2141263 3. https://reproendo.mgh.harvard.edu/programs/research-investigators/dr-william-crowley/

OUR PIPELINE: DARE-HRT1 (bio-identical estradiol / bio-identical progesterone)

DARE-HRT1 - Treating Vasomotor / Menopause Related Symptoms

Hormone Replacement Therapy (HRT) remains the most effective treatment for vasomotor symptoms (VMS) and the genitourinary syndrome of menopause (GSM) and has been shown to prevent bone loss and fracture.[1]

- 45M women in U.S. approaching or in menopause.[2]
- The 2017 Hormone Therapy Position Statement of The North American Menopause Society (NAMS), which provides evidence-based and current best clinical practice recommendations for the use of hormone therapy (HT) for the treatment of menopause-related symptoms and reviews the effects of HT on various health conditions at different stages of a woman's life, supports HRT in peri- and post-menopausal women – estrogen to reduce symptoms and progesterone to prevent thickening of uterine wall.[3]
- NAMS recommends non-oral route over oral.[3]
- 2002 Women's Health Initiative (WHI) study showed that the long-term use of certain synthetic hormones (a combination of medroxyprogesterone and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots.

$2.2 Billion U.S. Market[4]


$660M
FDA-
approved
~$1.5 B
Compounded
Compounded
FDA-approved

1. The 2017 hormone therapy position statement of The North American Menopause Society; Menopause: The Journal of The North American Menopause Society Vol. 24, No. 7, pp. 728-753
2. U.S. Census Bureau, Population Division. Table 2. 2015 to 2060 (NP2012-T2). Released Dec. 2012.
3. https://www.menopause.org/docs/default-source/2017/nams-2017-hormone-therapy-position-statement.pdf
4. U.S. 2014. Source: Symphony Health Solutions Report

32

DARE-HRT1 (bio-identical estradiol / bio-identical progesterone) Phase 1 – VMS/HRT STUDY DARE-HRT1 for the treatment of VMS due to menopause – combination bio-identical estradiol and progesterone in a convenient 28-day IVR • Proposed Study: • A Phase 1, Open-Label, 3-arm Parallel Group Study to Evaluate the Pharmacokinetics and Safety of DARE-HRT1 (80 µg and 160 µg Estradiol/ 4 mg and 8 mg Progesterone Intravaginal Rings) in Healthy Post-Menopausal Women. • Primary Objectives: • To describe the PK parameters over 28 days using two different dose combinations of DARE-HRT1:  Estradiol 80 µg/Progesterone 4 mg IVR  Estradiol 160 µg/Progesterone 8 mg IVR • Identify the steady-state PK after 28 days of each DARE-HRT1 • N=30 • Topline data anticipated by the end of 2020 33

DARE-FRT1 (bio-identical progesterone) Pregnancy Maintenance • Prevention of Pre-term Birth (PTB) • In the US, approximately 12% of pregnancies are preterm (less than 37 weeks)1 • Standard interventions include steroids, hormones and tocolytic agents to stop/slow the frequency and duration of contractions2 • Assisted Reproductive Technologies (ART) • The global ART market is expected to reach USD 45 billion by 2025, according to a May 2018 report by Grand View Research, Inc.3 • Childbearing postponement is a high impact driver of the infertility treatment market. • Increasing marital age, rising tobacco and alcohol consumption, and increasing obesity rates are some of the other factors contributing to the market growth. • Furthermore, increasing incidence rate of conditions such as poly-cystic ovarian syndrome, tubal factors and endometriosis are other drivers of the market. • Record number of babies born using (ART) 4 • From 1996 to 2016, there was a greater than a three-fold increase in the number of U.S. births incorporating ART. 1. https://www.stanfordchildrens.org/en/topic/default?id=prematurity-90-P02401 2. https://www.uptodate.com/contents/preterm-labor-beyond-the-basics 3. https://www.grandviewresearch.com/press-release/global-assisted-reproductive-technology-market 34 4. https://www.pewresearch.org/fact-tank/2018/07/17/a-third-of-u-s-adults-say-they-have-used-fertility-treatments-or-know-someone-who-has/

DARE-VVA1 (Tamoxifen) Vaginally Delivered Tamoxifen to treat VVA in Hormone-Receptor Positive (HR+) Breast Cancer Patients • DARE-VVA1 • A proprietary formulation of tamoxifen for vaginal administration. • Potential to be the first treatment specifically approved for the treatment of vulvar and vaginal atrophy (VVA) in patients with hormone-receptor positive (HR+) breast cancer. • VVA is a chronic condition characterized by pain during intercourse, vaginal dryness and irritation. • Most women use localized estrogen therapy which is contraindicated for the more than two million women diagnosed with, or at risk of recurrence of, ER-positive and PR-positive breast cancer.1 • Daré intends to develop this novel local application of tamoxifen to mitigate the symptoms of VVA for patients with or at risk for HR+ breast cancer, including women currently on anti-cancer therapy. • Due to the use of aromatase inhibitors for the treatment of HR+ breast cancer, the prevalence of VVA in postmenopausal breast cancer patients is estimated to be between 42 and 70 percent.2 35 1. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2800285/#S16title 2. Clinical Breast Cancer: https://www.sciencedirect.com/science/article/pii/S1526820917300952

OUR PIPELINE: DARE-VVA1 (Tamoxifen)

Vaginal Tamoxifen – Proof of Concept Study[1]

This exploratory study in four postmenopausal women diagnosed with VVA demonstrated that a self-administered vaginal suppository containing tamoxifen (20mg) dosed daily for one week and twice weekly for three months was effective in reducing vaginal pH and vaginal dryness.

Vaginal Tamoxifen	Enrollment (Baseline)	On Treatment (Month 3)	Paired Difference (Baseline vs. Month 3)
Median Vaginal pH Lower pH value is a measure of symptom relief Normal vaginal pH is usually less than 4.5.[2]	7.1 range 6.5 to 7.5	5.0 range 5.0 to 5.2	-2.0 median range -2.5 to -1.5
Vaginal Dryness Rated using a visual analogue scale (VAS) that ranged from: 0 = Not bothered by dryness 10 = Extremely bothered by dryness Decreased vaginal dryness is a measure of symptom relief	8.0 range of 7.5 to 9.0	3.0 range 2.0 to 3.0	-5.5 median range -6.0 to -4.5

In addition, systemic absorption of tamoxifen was not significant.

- After 8 weeks of study treatment with vaginal tamoxifen, the median plasma concentration of tamoxifen was 5.8 ng/ml, with a range of 1.0 to 10.0 ng/ml
- In comparison, after 3 months of administration of 20mg, once-daily oral tamoxifen citrate (Nolvadex),[3] the average steady state plasma concentration of tamoxifen is 122 ng/ml with a range of 71 to 183 ng/ml

1. Clin. Exp. Obstet. Gynecol. - ISSN: 0390-6663 XLVI, n. 2, 2019
2. https://www.medicalnewstoday.com/articles/322537.php
3. US Food and Drug Administration: "Drug Approval Package: Nolvadex (Tamoxifen Citrate) NDA# 21-109.2002". Available at: https://www.accessdata.fda.gov/drugsatfda_docs/nda/2002/21109_Nolvadex.cfm

36

darébio

NASDAQ: DARE Q4-2019: Acquisition of Microchips Biotech • Closing cash acquired (less transaction related expenses): $5.7 million • Issuance of ~3 million DARE common shares • Cash resources that are not committed to funding the contraceptive program activities under the grant from the Bill & Melinda Gates Foundation will be used by Daré for working capital and general corporate purposes Q1-2020 (through January 31st): $7.8 million Cash Raised • ATM sales: $5.1 million • Warrants exercised: $1.7 million • License fees: $1.0 million At January 31, 2020: • Common shares o/s: 24.5 million • Warrants o/s: ~2 million NIH SBIR Grant: • $1.9 million - aggregate grant funding for Ovaprene research and development expenses from the Eunice Kennedy Shriver National Institute of Child Health and Human Development (NICHD), a division of the National Institutes of Health (NIH). • $730,722 - remaining portion of award available in 2020 contingent upon NIH approval. __________________ Balance Sheet September 30, 2019 • Cash: $2.4 million • Common shares o/s: 16.7 million • Warrants o/s: 3.75 million • No debt 37

EXECUTIVE MANAGEMENT TEAM BOARD OF DIRECTORS Sabrina Martucci Johnson MSc, MIM William Rastetter, PhD President & CEO Chairman David Friend, PhD Cheryl Blanchard, PhD Chief Scientific Officer Lisa Walters-Hoffert Jessica Grossman, MD Chief Financial Officer John Fair Susan Kelley, MD Chief Business Development Officer Mary Jarosz, RPh, RAC, FTOPRA Greg Matz Global Head of Regulatory Affairs Mark Walters Robin Steele, JD, LLM Vice President of Operations Christine Mauck, MD, MPH Medical Director Sabrina Martucci Johnson President & CEO

NASDAQ: DARE www.darebioscience.com